This Nomination Agreement (this "Agreement"), dated as of October 15, 2015, is by and among Corvex Management LP and Keith Meister (together, the "Corvex Group" and Keith Meister, the "Corvex Designee") and Yum! Brands, Inc. (the "Company").
AGREEMENT
NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, the parties agree as follows:
1.            Board Nominations.  (a) Within two business days after the date hereof if not before, the Company shall increase the size of the Board from thirteen (13) to fourteen (14) members and appoint the Corvex Designee to the Board to fill such newly created vacancy.  The Company shall include the Corvex Designee as a nominee for election to the Board on the slate of nominees recommended by the Board in the Company's proxy statement and on its proxy card relating to the 2016 Annual Meeting of Stockholders (the "2016 Meeting") and shall use its reasonable efforts to cause the re-election of the Corvex Designee to the Board at the 2016 Meeting, including by recommending that the Company's stockholders vote in favor of Corvex Designee and otherwise supporting Corvex Designee in a manner no less rigorous and favorable than the manner in which the Company supports the Board's other nominees in the aggregate.  Promptly after Corvex Designee's appointment to the Board and, as a condition to Corvex Designee's nomination for election as a director of the Company at the 2016 Meeting, the Corvex Group must provide to the Company, to the same extent as provided with respect to other nominees, such information as is required to be disclosed in proxy statements or other Company filings under applicable law or is otherwise necessary for the inclusion of Corvex Designee on the Board's slate of nominees for election as directors or for the Company to comply with applicable law.  The Company shall not be obligated pursuant to this Agreement to include Corvex Designee on the Board's slate of nominees for election as directors at the Company's annual meeting of stockholders for any meeting other than the 2016 Meeting.
(b)            The Company shall be permanently relieved of its obligations under this Section 1 or Section 2(d) of this Agreement if:
(i)
at any time following the date hereof, the members of the Corvex Group (including for this purpose any funds and accounts with respect to which (x) one or more members of the Corvex Group are the only general partners or managing members or act as the only investment managers and (y) voting power or investment power are not delegated to or shared with any person or entity other than a member of the Corvex Group or any of its controlled Affiliates) collectively do not hold sole voting power and investment power (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) over at least 10,000,000 Physical Shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock) (the "Corvex Group Minimum Ownership Requirement") (and the Corvex Group shall contemporaneously notify the Company at such time as the Corvex Group Minimum Ownership Requirement is no longer met),

(ii)
the Corvex Group or the Corvex Designee is in material breach of any of (A) Section 1(c) of this Agreement, (B) Section 2 of this Agreement or (C) Sections 1 through 6 of the Confidentiality Agreement, or

(iii)	after joining the Board, the Corvex Designee ceases to be a director on the Board.
For purposes of this Agreement, "Physical Shares" means, with respect to any person or entity, shares which are held either of record by such person or entity (or any fund or account to which such person or entity provides investment advice) or through a broker, dealer, agent, custodian or other nominee that is the holder of record of such shares.  For the avoidance of doubt, the fact that Physical Shares of Common Stock are held in a margin account or are pledged as collateral pursuant to customary loan or prime brokerage documentation shall not result in such shares being considered not held with sole voting power and investment power, where (1) there is no borrowing under the margin or other facility to which the pledge relates or (2) if there is an outstanding borrowing under a margin or other facility to which such pledge relates, the value of the Common Stock subject to such pledge represents less than 50% of the aggregate value of all of the assets subject to such pledge, unless and until such shares are liquidated pursuant to a margin call or otherwise foreclosed upon by the applicable broker, lender or other third party.

(c)            The Corvex Designee acknowledges that the Company has a Code of Conduct and other Company policies and guidelines applicable generally to directors serving on the Board in their individual capacity, including those that (i) have been adopted as of the date hereof and are listed in Schedule I or (ii) are adopted after the date hereof with the prior express written consent of the Corvex Group (collectively, the "Policies"), with the understanding that such Policies would apply to the Corvex Designee solely in his individual capacity as a director of the Company and not in his capacity as a member of the Corvex Group.  Notwithstanding anything to the contrary in the Policies or in this Agreement, the Policies shall be deemed to apply solely to the Corvex Designee in his individual, personal capacity as a director of the Company and not in his capacity as a member of the Corvex Group, and the Policies shall not create liability and the failure to comply with the Policies shall not constitute a breach hereunder for the Corvex Designee, the Corvex Group or any other such person or entity.  Disclosure of confidential information by the Corvex Designee or other actions by the Corvex Designee in his capacity as a director that is not a violation pursuant to the terms of this Agreement or the confidentiality agreement in the form attached hereto as Exhibit A (the "Confidentiality Agreement") shall not be construed under this Agreement as a violation of any of the Policies.
(d)            The Corvex Designee shall submit to the Company a fully completed copy of the Company's standard directors' and officers' questionnaire and other reasonable and customary director on-boarding documentation required by the Company in connection with the appointment or election of a new director as soon as practicable on or after the date of this Agreement to the extent not previously provided as a condition to such designee's appointment to the Board.
2.            Proxy Contests and Other Matters.  From the date hereof until the termination of this Agreement pursuant to Section 5 hereof:
(a)            None of the members of the Corvex Group or any controlled Affiliate or controlled Associate of any member of the Corvex Group (such controlled Associates and controlled Affiliates, collectively and individually, the "Investor Affiliates" shall (For purposes of this Agreement, the terms "Affiliate" and "Associate" shall have the respective meanings set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act (provided, however, that for purposes of this Agreement, the members of the Corvex Group and their Affiliates and Associates, on the one hand, and the Company and its Affiliates and Associates, on the other hand, shall not be deemed to be "Affiliates" or "Associates", as applicable, of one another) and the term "person" shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature.):
(i)
solicit proxies or written consents of stockholders with respect to, or from the holders of, shares of Common Stock or any other securities of the Company entitled to vote in the election of directors of the Company, or securities convertible into, or exercisable or exchangeable for, Common Stock or such other securities (collectively, "Voting Securities"), or make, or in any way participate in (other than by voting its shares of Voting Securities in a way that does not violate this Agreement), any solicitation (within the meaning of Rule 14a-1(l) promulgated by the SEC under the Exchange Act) of any proxy, consent or other authority to vote any Voting Securities with respect to any matter, otherwise conduct any nonbinding referendum with respect to the Company, or become a participant in, support or encourage, or seek to advise, assist or influence any person or entity in, any solicitation with respect to the Company not approved and recommended by the Board, including relating to the removal or the election of directors, other than solicitations or acting as a participant in support of all of the Company's nominees;

(ii)
form, join or in any other way participate in any "partnership, limited partnership, syndicate or other group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any Voting Securities, or otherwise support, encourage or participate in any effort by a third party with respect to the matters set forth in clause (i) above, or deposit any Voting Securities in a voting trust or subject any Voting Securities to any voting agreement, other than, in each case, solely with other members of the Corvex Group or other Investor Affiliates with respect to the Voting Securities now or hereafter owned by them or pursuant to this Agreement (so long as any such Investor Affiliate has previously agreed with the Company in writing to be bound by the terms of this Agreement and the Confidentiality Agreement as a member of the Corvex Group);

(iii)
(A) seek to call, or request the call of, a special meeting of the stockholders or holders of any other Voting Securities of the Company, (B) seek to make, or make, a stockholder proposal (whether pursuant to Rule 14a-8 under the Exchange Act or otherwise) at any meeting of the stockholders or holders of other Voting Securities of the Company, (C) make a request for a list of the holders of any of the Voting Securities, (D) seek election to the Board, seek to place a representative on the Board or seek the removal of any director from the Board (in each case other than the election or removal of Corvex Designee in his or her capacity as a director), or (E) otherwise acting alone or in concert with others, seek to control or influence the management, strategies, governance or policies of the Company;

(iv)
separately or in knowing conjunction with any other person in which it is or proposes to be either a principal, partner or financing source or is acting or proposing to act as broker or agent for compensation, solicit, effect or seek to effect, offer or propose (whether publicly or otherwise, directly or indirectly) to effect, or cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, or, except as expressly permitted by Section 3 of this Agreement, make any statement with respect to, any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, reorganization, recapitalization or similar transactions of or involving the Company or any of its Affiliates or Associates (each, an "Extraordinary Transaction");

(v)
tender or exchange any Voting Securities into any tender offer or in any exchange offer or vote any securities of the Company in favor of any Extraordinary Transaction; provided, however, that nothing in this clause (v) shall prevent the Corvex Group or any Investor Affiliate from tendering or exchanging Voting Securities in, or voting in favor of, any Extraordinary Transaction that has been (and continues to be at the time of such tender, exchange or vote) approved or recommended by the Board, or voting against any Extraordinary Transaction that has not been (and continues to not be at the time of such tender, exchange or vote) approved and recommended by the Board;

(vi)
except as expressly permitted by Section 3 of this Agreement, make or issue, or cause to be made or issued, any public disclosure, statement or announcement (including the filing or furnishing of any document or report with the SEC or any other governmental agency or any disclosure through social media or to any journalist, member of the media or securities analyst) (x) in support of any action described in clauses (i), (iii) or (iv) above, or (y) negatively commenting upon or disparaging the Company, including the Company's corporate strategy, business, corporate activities, Board or management or any person who has served as a director or member of management of the Company in the past in their capacity as such (and including making any statements critical of the Company's business, strategic direction, capital structure or compensation practices);

(vii)
except as expressly permitted by Section 3 of this Agreement, publicly make any statement regarding any intent, purpose, plan or proposal with respect to the Board, the Company, its management, policies or affairs or any of its securities or assets or this Agreement, that is inconsistent with the provisions of this Agreement, including any intent, purpose, plan or proposal that is conditioned on or would require any waiver, amendment, nullification or invalidation of any provision of this Agreement or take any action that requires the Company to make any public disclosure relating to any such intent, purpose, plan, proposal or condition;

(viii)	publicly request that the Company or any of its representatives release any member of the Corvex Group from, amend or waive any provision of this Agreement or the Confidentiality Agreement;
(ix)
acquire, agree or seek to acquire or make any proposal or offer to acquire, or announce any intention to acquire, directly or indirectly, beneficially or otherwise, any Voting Securities or any property, asset or business of the Company (other than securities issued pursuant to a plan established by the Board for members of the Board or a stock split, stock dividend or similar corporate action initiated by the Company with respect to any securities beneficially owned by the members of the Corvex Group and any Investor Affiliates on the date of this Agreement) if, immediately after such acquisition, the members of the Corvex Group and any Investor Affiliates, collectively, would, in the aggregate, beneficially own more than 9.9% of the outstanding shares of any class of Voting Securities (provided that any Voting Securities that are convertible into, or exercisable or exchangeable for, Common Stock or any other class of securities of the Company entitled to vote in the election of directors of the Company shall be treated on an as-converted basis).  For purposes of this Section 2(b)(ix), (A) any Voting Securities that are the subject of any derivative, swap or hedging transaction or agreement or similar arrangement that has the effect of increasing the voting power or economic interest of any member of the Corvex Group or any Investor Affiliate in any Voting Securities shall be deemed beneficially owned by the members of the Corvex Group or the applicable Investor Affiliate and (B) any derivative, swap or hedging transaction or agreement or similar arrangement that has the effect of decreasing the voting power or economic interest of any member of the Corvex Group or any Investor Affiliate in any Voting Securities shall not be given effect, so that the Voting Securities that are the subject of such derivative, swap or hedging transaction or agreement or similar arrangement shall be deemed beneficially owned by the members of the Corvex Group or the applicable Investor Affiliate; or

(x)
enter into any discussions, negotiations, agreements or undertakings with any person with respect to the foregoing or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing.

Notwithstanding the foregoing, nothing in this Section 2(a) shall be deemed to in any way restrict or limit the Corvex Designee's actions in his capacity as a director of the Company.
(b)            Each member of the Corvex Group shall cause all Voting Securities beneficially owned, directly or indirectly, by it, or by any Investor Affiliate, as of the record date for any meeting of the Company's stockholders, to be present for quorum purposes and to be voted, at any meeting of the Company's stockholders or at any adjournments or postponements thereof, (i) in favor of each director nominated and recommended by the Board for election at any such meeting and (ii) against any stockholder nominations for director which are not approved and recommended by the Board for election at any such meeting.
(c)            On the date of this Agreement, each member of the Corvex Group party to the Confidentiality Agreement and the Company shall execute the Confidentiality Agreement.
(d)            On or after the date of this Agreement, the Board shall not (i) form any committee or subcommittee of the Board unless, subject to conflicts of interest and applicable legal requirements for service on such committee (if any), the Corvex Designee is offered the opportunity to be a member thereof or (ii) amend the charter or any equivalent organizational document of or otherwise expand the delegations to or authority of any existing committee or subcommittee of the Board, in each case, without the prior express written consent of the Corvex Group; provided, that the foregoing provision shall not restrict the Company's customary review and update of committee charters, such as with respect to the Audit Committee, the Management Planning and Development Committee and the Nominating and Governance Committee so long as such review and update does not materially expand the delegations to or authority of such committees.  The full Board shall engage in discussions on strategic issues in accordance with the Policies.
3.            Public Announcement and SEC Filing.
The Company and the Corvex Group shall announce the entry into this Agreement and the material terms hereof by means of a press release in the form attached as Exhibit B (the "Press Release") as soon as practicable on or after the date of this Agreement.  Other than filings under Section 16 of the Exchange Act, the Corvex Group represents and warrants that it is not required to make any securities filings on account of entry into this Agreement.  Except as otherwise expressly set forth herein or specifically permitted pursuant to the terms of the Confidentiality Agreement, none of Corvex Designee, the other members of the Corvex Group or any Investor Affiliates shall (i) issue a press release in connection with this Agreement or the actions contemplated hereby (ii) otherwise make any public statement, disclosure or announcement with respect to this Agreement or the actions contemplated hereby or (iii) make any public statements (including in any filing with the SEC, any regulatory or governmental agency or any stock exchange) that are inconsistent with, or otherwise contrary to, the statements in the Press Release.
4.            Representations and Warranties.
(a)            The Company hereby represents and warrants that this Agreement and the performance by the Company of its obligations hereunder (i) have been duly authorized, executed and delivered by it, and are valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally, (ii) do not require the approval of the stockholders of the Company and (iii) do not and will not violate any law or stock exchange rule or regulation, any order of any court of competent jurisdiction or other agency of the government, the Amended and Restated Certificate of Incorporation of the Company, the By-Laws of the Company or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of, or give rise to, any lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever pursuant to any such indenture, agreement or other instrument.  The Company hereby represents and warrants that it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to execute and deliver this Agreement.

(b)            Each member of the Corvex Group hereby represents and warrants that this Agreement and the performance by such person of its obligations hereunder (i) have been duly authorized, executed and delivered by it, and are valid and binding obligations of such person, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally, (ii) do not require the approval of any owner or holder of any equity interest of such person, as applicable, and (iii) do not and will not violate any law, any order of any court of competent jurisdiction or other agency of the government, the charter or other organizational documents of such person, as applicable, or any provision of any agreement or other instrument to which such person or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of, or give rise to, any lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever pursuant to any such agreement or other instrument.  Each member of the Corvex Group hereby represents and warrants that such person is, if not a natural person, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority, and, if a natural person, is competent and has the legal capacity, to execute and deliver this Agreement.
(c)            The Corvex Group hereby represents and warrants that, as of the date hereof, it satisfies the Corvex Group Minimum Ownership Requirement, has provided the Company with full Voting Security ownership information with respect to the Corvex Group prior to the date hereof, is the beneficial owner of an aggregate of 21,040,195 shares of the Company's common stock, without par value, ("Common Stock"), and has no other economic interests in securities of the Company, and such information is true and correct in all material respects.  For purposes of this Agreement, except as otherwise provided herein, the terms "beneficial owner", "beneficial ownership" and terms of like import shall have the meanings set forth in Rule 13d-3 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
(d)            The Corvex Group hereby represents and warrants that, as of the date of this Agreement, neither the Corvex Group nor any Investor Affiliate is engaged in any discussions or negotiations or has any agreements or understandings (other than with respect to any stock option arrangement in existence as of the date hereof) with any third party whether or not legally enforceable, concerning the acquisition of beneficial ownership of or any other economic interest in any Common Stock or other Voting Securities.
(e)            The Corvex Group hereby represents and warrants that it has informed the Company of all agreements and other instruments entered into on or prior to the date hereof between or among any member of the Corvex Group or any Affiliate or Associate thereof, on the one hand, and any other investor which relate to the Company.

5.            Termination.
This Agreement (but not the Confidentiality Agreement) shall terminate on the date and time that the Corvex Designee no longer serves on the Board (which shall include the effective date and time of any resignation from the Board delivered in writing by the Corvex Designee).
6.            Miscellaneous.
(a)            Code of Conduct.
Corvex Designee acknowledges that he has received a copy of the Policies in effect on the date hereof and shall provide to the Company such certifications or acknowledgments in respect of the Corvex Designee's compliance with the Policies (for the avoidance of doubt, subject to Section 2(d) of this Agreement) as the Company may from time to time require from each of the other directors serving on the Board.
(b)            Remedies; Submission to Jurisdiction.
Each party hereto hereby acknowledges and agrees, on behalf of itself and its Affiliates and Associates, that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties hereto shall be entitled to specific relief hereunder, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, exclusively in the U.S. District Court for the Southern District of New York or any New York state court located in the borough of Manhattan in the City of New York, in addition to any other remedy to which they are entitled at law or in equity, and any party sued for breach of this Agreement expressly waives any defense that a remedy in damages would be adequate.  Each of the parties hereto (i) consents to submit itself to the jurisdiction of the U.S. District Court for the Southern District of New York or any New York state court located in the borough of Manhattan in the City of New York solely with respect to any dispute between or among the parties hereto that arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it shall not attempt to deny or defeat such jurisdiction by motion or other request for leave from any such court, (iii) agrees that it shall not bring any action against the other parties relating to this Agreement or the transactions contemplated by this Agreement in any court other than the U.S. District Court for the Southern District of New York or any New York state court located in the borough of Manhattan in the City of New York, and each of the parties irrevocably waives the right to trial by jury, (iv) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms hereof by way of equitable relief; and (v) irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such parties' principal place of business or as otherwise provided by applicable law.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK.  Nothing in this Section 6(b) shall prevent any of the parties hereto from enforcing its rights under this Agreement or shall impose any limitation on any of the parties or their respective past, present or future general partners, directors, officers or employees in defending any claim, action, cause of action, suit, administrative action or proceeding of any kind, including any federal, state or other governmental proceeding of any kind, against any of them.  The rights and remedies provided in this Agreement are cumulative and do not exclude any rights or remedies provided by law.
(c)            Entire Agreement; Amendment.

This Agreement and the Confidentiality Agreement contain the entire understanding of the parties with respect to the subject matter hereof or thereof.  Any previous agreements among the parties relating to the specific subject matter hereof are superseded by this Agreement and the Confidentiality Agreement.  Neither this Agreement nor any provision hereof (including this Section 6(c)) may be amended, changed or waived except by a written instrument signed by the party against whom enforcement of any such amendment, change or waiver is sought, which shall be effective only to the extent specifically set forth in such written instrument.
(d)            Notices.
All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing (including electronic format) and shall be deemed validly given, made or served, if (i) given by email, when such email is transmitted to the email address set forth below and the appropriate confirmation is received or (ii) if given by any other means, when actually received during normal business hours at the address set forth below:
If to Keith Meister and/or the Corvex Group, to:

Corvex Management LP
667 Madison Avenue
New York, NY 10065
Attention:    Keith A. Meister and Patrick J. Dooley
Email:    KMeister@corvexcap.com / PDooley@corvexcap.com

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036
Attention:  Jeffrey L. Kochian and Gerald Brant
Email:        jkochian@akingump.com / gbrant@akingump.com

If to the Company, to:

YUM! Brands, Inc.
1441 Gardiner Lane
Louisville, KY 40213
Attn:  General Counsel
Email: chris.campbell@yum.com / scott.catlett@yum.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 W 52nd St
New York, New York  10019
Attention:  William D. Savitt and Sabastian V. Niles
Email:        wdsavitt@wlrk.com / svniles@wlrk.com

(e)            Severability.
If at any time any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.
(f)            Counterparts.
This Agreement may be executed in two or more counterparts which together shall constitute a single agreement.
(g)            No Third Party Beneficiaries.
This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other person.
(h)            Interpretation and Construction.
Each of the parties acknowledges that it has been represented by internal or external counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation.  Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regard to events relating to drafting or preparation.  The term "including" shall in all instances be deemed to mean "including without limitation".  When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.
(i)            Successors; No Assignments.
Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors of the parties hereto.  This Agreement shall not be assignable by any of the parties hereto.
(j)            Delays or Omissions.
It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.
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IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed, by its duly authorized representative as of the date first above written.
Yum! Brands, Inc.

By:	/s/ Christian L. Campbell
Name:	Christian L. Campbell
Title:	Senior Vice President, General Counsel and Secretary

Corvex Management LP

By:	/s/ Keith A. Meister
Name:	Keith A. Meister
Title:	Managing Partner

/s/ Keith A. Meister
Keith A. Meister